Vessels and other fixed assets, net	12 Months Ended
Dec. 31, 2016
Vessels and Other Fixed Assets, Net [Abstract]
Vessels and other fixed assets, net:
5.       Vessels and other fixed assets, net:
The amounts in the accompanying consolidated balance sheets are analyzed as follows:
	2015	2016
Cost
Vessels	$2,025,688	$2,037,737
Other fixed assets	1,810	1,898
Total cost	2,027,498	2,039,635
Accumulated depreciation	(269,946)	(332,426)
Vessels and other fixed assets, net	$1,757,552	$1,707,209

Vessels acquired / disposed during the year ended December 31, 2014
Acquisition of secondhand and delivery of newbuilding vessels:
On January 24, 2014, the Company entered into two agreements to acquire from Glocal Maritime Ltd, or “Glocal”, an unaffiliated third party, two 98,000 dwt Post-Panamax vessels, Star Vega and Star Sirius, built 2011.  The vessels Star Vega and Star Sirius, were delivered to the Company on February 13, 2014 and March 7, 2014, respectively.  The vessels, upon their delivery, were chartered back to Glocal for a daily rate of $15, until August 2016 and June 2016, respectively.
Following the completion of the Merger and the Pappas Transaction discussed in Note 1, the Company became the owner of 13 operating vessels, the fair value of which following the purchase price allocation was estimated at $426,000 (based on Level 2 inputs of the fair value hierarchy).  In addition, on July 22, 2014 and on September 19, 2014, the Company took delivery of the vessels Peloreus and Leviathan, respectively, two Capesize vessels with a capacity of 182,000 dwt each, built by the Japan Marine United Corporation, or JMU shipyard.  The newbuilding contracts for those vessels had been acquired by the Company as part of the Merger.  The delivery installment payment of $34,625 for each vessel was partially financed by $32,500 drawn for each vessel under a loan facility with Deutsche Bank AG (Note 8).
Pursuant to the Excel Transactions discussed in Note 1, as of December 31, 2014, 28 out of the 34 Excel Vessels had been transferred to the Company, for an aggregate consideration of 5,131,885 common shares (adjusted for the June 2016 Reverse Split) and $248,751 in cash, or a total cost of $501,535, including time charters attached (Note 7).  The Company used cash on hand, together with borrowings under various credit facilities, to pay the cash consideration for the Excel Vessels, as further discussed in Note 8.
As further discussed in Note 3, on November 11, 2014, the Company entered into two separate agreements with Heron to acquire the vessels Star Gwyneth (ex-ABYO Gwyneth) and Star Angelina (ex-ABYO Angelina), which were delivered to the Company on December 5, 2014.  The cost for the acquisition of these vessels was determined based on the fair value of the 423,141 common shares issued on July 11, 2014, in connection with the Heron Transaction, of $25,080 (Level 1) and the amount of $25,000 financed by the Heron Vessels Facility (Note 8), according to the provisions of the Merger Agreement with respect to these acquisitions, as further discussed in Note 16.2.
Sale of vessels:
On December 17, 2014, the Company entered into an agreement with a third party to sell the vessel Star Kim. The sale was completed on January 21, 2015 when the vessel was delivered to its new owner.  As of December 31, 2014, the Company had received an advance payment from the buyers amounting to $1,100, which is included under “Advances from sale of vessel” in the accompanying consolidated balance sheet as of December 31, 2014.
Vessels acquired / disposed during the year ended December 31, 2015
Delivery of newbuilding vessels:
(i)      On January 8, 2015, the Company took delivery of the vessel Indomitable (ex-HN 5016), for which it had previously made a payment of $34,942 in December 2014.  To partially finance the delivery installment of the Indomitable, the Company drew down $32,480 under the BNP $32,480 Facility (Note 8).
(ii)      On February 27, 2015, the Company took delivery of the vessels Honey Badger (ex-HN 164) and Wolverine (ex-HN 165), for which the Company paid delivery installments of $19,422 each.  On March 13, 2015, the Company drew down $38,162 for the financing of both the Honey Badger and the Wolverine under the Sinosure Facility (Note 8).
(iii)      On March 25, March 31, April 7, and June 26, 2015, the Company took delivery of the Ultramax vessels Idee Fixe (ex-HN 1063), Roberta (ex-HN 1061), Laura (ex-HN 1062) and Kaley (ex-HN1064), respectively, which are all subject to separate bareboat charter agreements with Jiangsu Yangzijiang Shipbuilding Co.  Ltd. (“New Yangzijiang”).  As further discussed below, the Company accounts for these bareboat charter agreements as capital leases.
(iv)      On April 2, 2015, the Company took delivery of the Newcastlemax vessel Gargantua (ex-HN 166).   On July 15, 2015, the Company took delivery of the Newcastlemax vessels Goliath (ex-HN 167) and Maharaj (ex-HN 184).  The delivery installments of $113,046 in aggregate for the respective vessels, were partially financed by $93,000 drawn down under the DNB-SEB-CEXIM $227,500 Facility (Note 8).
(v)      On May 27, 2015, the Company took delivery of the Capesize vessel Deep Blue (ex-HN 5017).  The delivery installment of $34,982 was partially financed by $28,680 drawn under the DVB $31,000 Deep Blue Facility (Note 8).
 (vi)      On July 22, 2015 and on August 7, 2015, the Company took delivery of the Ultramax vessels Star Aquarius (ex-HN 5040) and Star Pisces (ex-HN5043).  The delivery installments of $20,359 and $20,351, respectively, were partially financed by $15,237 drawn for each vessel, under the NIBC $32,000 Facility (Note 8) for each vessel.
(vii)      On October 9, 2015, the Company took delivery of the Ultramax vessel Star Antares (ex-HN 196).  The delivery installment of $19,770 was partially financed by $16,738 drawn under the Sinosure Facility (Note 8).
Acquisition of secondhand vessels:
During the year ended December 31, 2015, the remaining six of the Excel Vessels (Star Nina (ex-Iron Kalypso), Star Nicole (ex-Elinakos), Star Claudia (ex-Happyday), Star Monisha (ex-Iron Beauty), Rodon and Star Jennifer (ex-Ore Hansa) were delivered to the Company in exchange for 851,577 common shares (adjusted for the June 2016 Reverse Split) and $39,475 in cash, completing the acquisitions of 34 vessels from Excel as further discussed in Note 1 above.
Sale of vessels:
During 2015, the Company entered into various separate agreements with third parties to sell 15 of the Company's vessels (Star Big, Star Mega, Maiden Voyage, Star Natalie, Star Tatianna, Star Christianna, Star Monika, Star Julia, Star Nicole, Rodon, Star Claudia, Indomitable, Magnum Opus, Tsu Ebisu and Deep Blue). Of these vessels, 11 were delivered to their purchasers in 2015, while the remaining four (Indomitable, Magnum Opus, Tsu Ebisu and Deep Blue) were delivered to their purchasers in 2016.  None of these four vessels met the 'held-for-sale' classification criteria as of December 31, 2015, as none of them were considered available for immediate sale in their present condition at that date.  In addition, as discussed above, in late December 2014 the Company agreed to sell the vessel Star Kim, which was delivered to its owner in early 2015.  As part of these sales (other than the sale of the vessel Maiden Voyage which is separately discussed below), the Company recognized a net loss on sale of $20,585, which is separately reflected in the accompanying consolidated statement of operations for the year ended December 31, 2015.
On May 28, 2015, the Company entered into an agreement with a third party to sell the vessel Maiden Voyage. As part of this transaction, the vessel (currently named Astakos) was leased back to the Company under a time charter for two years.  The vessel was delivered to its new owner on September 15, 2015 and the Company became the charterer of the vessel on the same date.  The lease back did not meet the lease classification test for a capital lease and is accounted for as operating lease.  Pursuant to the applicable accounting guidance for sale and lease back transactions, the net gain from the sale of Maiden Voyage of $148 was deferred and is being amortized in straight line over the lease term. The net book value of this deferred gain as of December 31, 2015 and 2016 is $126 and $51 and is reflected within “Other non-current liabilities” in the accompanying consolidated balance sheets, while amortization of this deferred gain for the years ended December 31, 2015 and 2016 is $22 and $75 and is included within “Charter-In Hire expenses” in the accompanying consolidated statement of operations.
Vessels acquired / disposed of during the year ended December 31, 2016
Delivery of newbuilding vessels:
(i)      On January 6, 2016, the Company took delivery of the vessel Star Lutas (ex-HN NE 197). The delivery installment of $19,770 was partially financed by $14,813 drawn down under the Sinosure Facility (Note 8).
(ii)      On January 8, 2016, the Company took delivery of the vessel Kennadi (ex-HN 1080). The delivery installment of $21,229 was partially financed by $14,478 drawn down under the Sinosure Facility (Note 8).
 (iii)      On February 26, 2016, the Company took delivery of the vessel Star Poseidon (ex-HN NE 198). The delivery installment of $33,390 was partially financed by $23,400 drawn down under the DNB-SEB-CEXIM $227,500 Facility (Note 8).
(iv)      On March 2, 2016, the Company took delivery of the vessel Mackenzie (ex-HN 1081). The delivery installment of $18,221 was partially financed by $12,720 drawn down under the Sinosure Facility (Note 8).
(v)      On March 11, 2016 and June 6, 2016, the Company took delivery of the vessels Star Marisa (ex-HN 1359) and Star Libra (ex-HN 1372), which are each subject to a separate bareboat charter agreement with CSSC (Hong Kong) Shipping Company Limited (“CSSC”). Each of these bareboat charter agreements is accounted for in the Company's consolidated financial statements as a capital lease, as further described below.
Sale of operating vessels and newbuilding vessels upon their delivery from the shipyards:
As discussed above, in late 2015, the Company entered into various separate agreements with third parties to sell four of its operating vessels (Indomitable, Magnum Opus, Tsu Ebisu and Deep Blue) and five of its newbuilding vessels (Behemoth, Bruno Marks, Jenmark, Star Aries and Star Taurus) upon their delivery from the shipyards.  In addition, in 2016, the Company entered into various separate agreements with third parties to sell the operating vessels Obelix, Star Michele, Star Monisha, Star Aline and Star Despoina and the newbuilding vessel Megalodon (ex-HN 5056) upon its delivery from the shipyard.  All these vessels were delivered to their purchasers during the year ended December 31, 2016, and the Company recognized an aggregate net loss on sale of $15,248.
In connection with the sale of the vessels Tsu Ebisu, Deep Blue, Magnum Opus, Obelix,  Indomitable, Star Michele, Star Monisha, Star Aline and Star Despoina discussed above, during the year ended December 31, 2016 the Company prepaid an aggregate amount of $130,062 under the Deutsche Bank $85,000 Facility, the HSBC $20,000 Dioriga Facility, the DVB $31,000 Facility, the ABN $87,458 Facility, the Commerzbank $120,000 Facility, the BNP $32,480 Facility, the DNB $120.0 million Facility, the Heron Vessels Facility and the Citi Facility (Note 8).
Capital leases:
On May 17, 2013, subsidiaries of Oceanbulk entered into separate bareboat charter party contracts with affiliates of New Yangzijiang shipyards for eight-year bareboat charters of four newbuilding 64,000 dwt Ultramax vessels being built at New Yangzijiang.  The Company assumed these bareboat charters following the completion of the Merger.  The vessels were constructed pursuant to four shipbuilding contracts entered into between four pairings of affiliates of New Yangzijiang.  Each pair had one shipyard party (each, a “New YJ Builder”) and one ship-owning entity (each a “New YJ Owner”).  Delivery of each vessel to the Company was deemed to occur upon delivery of the vessel to the New YJ Owner from the corresponding New YJ Builder.  Pursuant to the terms of the bareboat charter, the Company was required to pay upfront fees, corresponding to the pre-delivery installments to the shipyard. An amount of $20,680 for the construction cost of each vessel, corresponding to the delivery installment to the shipyard, is financed by the relevant New YJ Owner, to whom the Company will pay a pre-agreed daily bareboat charter hire rate on a 30-days advance basis.  After each vessel's delivery, the Company has monthly purchase options to acquire the vessel at pre-determined, amortizing-during-the-charter-period prices.  On the eighth anniversary of the delivery of each vessel, the Company has the obligation to purchase the vessel at a purchase price of $6,000.  Upon the earlier of the exercise of the purchase options or the expiration of the bareboat charters, the Company will own the four vessels.  As further discussed above, the Company took delivery of these four vessels during the year ended December 31, 2015.
On February 17, 2014, the Company entered into separate bareboat charter party contracts with CSSC (Hong Kong) Shipping Company Limited, or CSSC, an affiliate of Shanghai Waigaoqiao Shipbuilding Co., Ltd. (“SWS”), a Chinese shipyard, to bareboat charter for ten years, two fuel efficient newbuilding Newcastlemax dry bulk vessels, the “CSSC Vessels”, each with a cargo carrying capacity of 208,000 dwt.  The vessels were constructed pursuant to shipbuilding contracts entered into between two pairings of affiliates of SWS.  Each pair had one shipyard party (each, an “SWS Builder”) and one ship-owning entity (each an “SWS Owner”).  Delivery to the Company of each vessel was deemed to occur upon delivery of the vessel to the SWS Owner from the corresponding SWS Builder. Pursuant to the terms of the bareboat charters, the Company was required to pay upfront fees, corresponding to the pre-delivery installments to the shipyard.  An amount of approximately $43,200 and $40,000, respectively, for the construction cost of each vessel, corresponding to the delivery installment to the shipyard, is financed by the relevant SWS Owner, to whom the Company will pay a daily bareboat charter hire rate payable monthly plus a variable amount. Under the terms of the bareboat charters, the Company has the option to purchase the CSSC Vessels at any time after each vessel's delivery, such option being exercisable on a monthly basis against pre-determined, amortizing-during-the-charter-period prices whilst it has a respective obligation of purchasing the vessels at the expiration of the bareboat term at a purchase price of approximately $12,960 and $12,000, respectively.  Upon the earlier of the exercise of the purchase options or the expiration of the bareboat charters, the Company will own the CSSC Vessels. As further discussed above, the Company took delivery of the Star Libra (ex-HN 1372) during the year ended December 31, 2016, while the HN 1371 (tbn Star Virgo) was delivered in March 2017 (Note 19).
In addition, following the completion of the Merger and the Pappas Transactions the Company also assumed certain bareboat charter party contracts with CSSC with respect to five newbuilding vessels being built at SWS for subsidiaries of Oceanbulk at the time of the Merger. On December 27, 2013, subsidiaries of Oceanbulk entered into separate bareboat charter party contracts for ten-year bareboat charters of five newbuilding 208,000 dwt Newcastlemax vessels.  During the year ended December 31, 2015, the Company reassigned two of these bareboat vessels back to their owners, leaving the Company with no future capital expenditure obligations with respect to these two newbuildings. The remaining three vessels are being constructed pursuant to shipbuilding contracts entered into between three pairings of affiliates of SWS. Each pair has one shipyard party (each, an “SWS Builder”) and one ship-owning entity (each an “SWS Owner”).  Delivery of each vessel to the Company is deemed to occur upon delivery of the vessel to the SWS Owner from the corresponding SWS Builder. Pursuant to the terms of the bareboat charter, the Company is required to pay upfront fees, corresponding to the pre-delivery installments to the shipyard. An amount ranging from $39,968, to $43,152 for the construction cost of each vessel, corresponding to the delivery installment to the shipyard, will be financed by the relevant SWS Owner, to whom the Company will pay a daily bareboat charter hire rate payable monthly plus a variable amount. After each vessel's delivery, the Company has monthly purchase options to acquire the vessel at pre-determined, amortizing-during-the-charter-period prices. At the end of the ten-year charter period for each vessel, the Company has the obligation to purchase the vessel at a purchase price ranging from approximately $12,000 to $12,960. Upon the earlier of the exercise of the purchase options or the expiration of the bareboat charters, the Company will own the three vessels. As further discussed above, the Company took delivery of the Star Marisa (ex-HN 1359) during the year ended December 31, 2016, while the HN 1360 (tbn Star Ariadne) and the HN 1361 (tbn Star Magnanimus) are expected to be delivered in March 2017 and January 2018, respectively.
Based on applicable accounting guidance, the Company determined that the bareboat charters discussed above should be classified as capital leases.  As a result, in accordance with the applicable capital lease accounting guidance, with respect to the vessels already delivered, the Company recorded a financial liability and a financial asset equal to the lower of the fair value of the asset at the inception of the lease and the present value of the minimum lease payments at the beginning of the lease term. .  The net book value of these vessels (which includes the upfront fees paid by the Company until the delivery of the vessel, net of accumulated depreciation) recorded as of December 31, 2015 and 2016 is reflected within “Vessels and other fixed assets, net” in the accompanying consolidated balance sheet.  The charge resulting from amortization of these leased assets is included within “Depreciation expense” in the accompanying consolidated statement of operations.  The interest expense on the financial liability related to these capital leases for the years December 31, 2015 and 2016 was $3,088 and $7,477, respectively, and is included within “Interest and finance costs” in the accompanying consolidated statement of operations.  As of December 31, 2015 the net book value of the vessels was $120,992, with accumulated amortization of $3,056, while as of December 31, 2016 the net book value of the vessels was $228,679, with accumulated amortization of $10,144.
Following the execution of the Restructuring Letter Agreements entered in August 2016 between the Company and its lenders and export credit agencies discussed in Note 8, during the fourth quarter of 2016 the Company entered into a Restructuring Letter Agreement with one of our existing lease providers to defer a portion of the principal repayments included in the hire amounts that were scheduled for payment between 1 October 2016 and 30 June 2018 under all the lease agreements. The deferred hire amounts will be amortized on a monthly basis in the remaining charter period, unless otherwise prepaid as part of a cash sweep mechanism which shall be implemented on a consolidated level, as described in detail in Note 8.
The principal payments required to be made after December 31, 2016, for the outstanding capital lease obligations, taking effect of the deferral of the hire agreed with CSSC discussed above, are as follows:

Years	Amount
December 31, 2017	$14,980
December 31, 2018	17,166
December 31, 2019	22,439
December 31, 2020	23,467
December 31, 2021	23,121
December 31, 2022 and thereafter	108,016
Total capital lease minimum payments	$209,189
Unamortized Deferred financing fees	39
Total lease commitments, net	209,150
Excluding bareboat interest	50,302
Lease commitments - current portion	6,235
Lease commitments - non-current portion	152,613

Impairment Analysis
As a result of the decline in charter rates and vessel values during the previous years and since market expectations for future rates were low and vessel values were unlikely to increase to the high levels of 2008, the Company reviewed the recoverability of the carrying amount of its vessels in 2014, 2015 and 2016.
The Company's impairment analysis for 2014 indicated that the carrying amount of the Company's vessels was recoverable, and therefore the Company concluded that no impairment charge was necessary.
As part of the sales agreed in 2015 and early 2016, as discussed above, and the reassignment of the leases of two newbuilding vessels back to the vessels' owner (Notes 6), the Company recognized an impairment loss in 2015 of $219,400. In addition, in light of the continued economic downturn and the prevailing conditions in the shipping industry, as of December 31, 2015, the Company performed an impairment analysis for each of its operating vessels and newbuildings whose carrying value was above its market value.
Based on the Company's impairment analysis framework described in Note 2(n), taking also into consideration the probability of a sale of certain operating and newbuildings vessels, the future undiscounted projected net operating cash flows for certain of its operating and newbuilding vessels over their operating life were below their carrying value and therefore the Company recognized an additional impairment loss of $102,578 for the year ended December 31, 2015.  The total impairment charge of $321,978, for the year ended December 31, 2015 is separately reflected in the accompanying consolidated statement of operations (Note 18).
In connection with the termination of two shipbuilding contracts (Note 6) and the sale of two operating vessels discussed above and by reference to their agreed sale prices less costs to sell (Level 2), the Company recognized during the year ended December 31, 2016, an impairment loss of $18,537. In addition, based on the Company's impairment analysis, using the same framework that was used in the previous years, which is discussed in Note 2(n) and taking also into consideration the probability of vessel sales, the Company recognized an additional impairment loss of $10,684. The total impairment charge of $29,221, for the year ended December 31, 2016 is separately reflected in the accompanying consolidated statement of operations (Note 18).
The carrying value of the Company's vessels, which did not meet the criteria as held for sale as of December 31, 2016, but met these criteria after the balance sheet date and before the issuance of the Company's financial statements, was $8,000.